UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 4, 2009
THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24799 (Commission File Number)	52-2056410 (IRS Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia (Address of principal executive offices)	22209 (Zip Code)
Registrant’s telephone number, including area code: (571) 303-3000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 4, 2009, the Board of Directors of The Corporate Executive Board Company (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, approved and adopted Amended and Restated Bylaws of the Company. The following description is a summary of the material amendments to the Bylaws and is qualified in its entirety by reference to the Amended and Restated Bylaws of The Corporate Executive Board Company, filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.
In addition to various clarifying and conforming amendments, as well as several minor modifications to reflect current Delaware corporate law and practice, the amendments to the Bylaws include the following:
•	Several provisions in the Bylaws were amended to avoid any future ambiguity regarding the Company’s authority to issue, and procedures for handling, uncertificated shares of capital stock.

•	The advance notice provisions in Sections 6(e) and (f) of Article II were revised. As revised, the provisions clarify the distinction between requirements imposed under Delaware law and the Bylaws and those imposed by Rule 14a-8 under the Securities Exchange Act of 1934, as amended, which addresses eligibility of a shareholder proposal for inclusion in the Company’s proxy statement. The revised provisions also separate the requirements applicable to shareholder proposals not involving nominations for election to the Company’s Board of Directors and to director nominations by shareholders; specify information required to be submitted to the Company by a proponent or nominee; and expand the range of disclosure required by a proponent regarding ownership of securities of the Company or other economic or beneficial interests in the Company.

•	The director and officer indemnification provisions of Article VIII were revised to provide that such provisions constitute contract rights, vest upon the beginning of service, and vest in relation to any state of facts or proceedings then existing.

•	The Bylaws now provide that the Board of Directors may hold annual or special meetings of stockholders by means of remote communication, as authorized by Delaware law. They also now permit the Company to post the list of stockholders entitled to vote at an annual or special meeting on any reasonably accessible electronic network.
Item 9.01 Financial Statement and Exhibits
(d) Exhibit

Exhibit No.	Description
3.2	Amended and Restated Bylaws of The Corporate Executive Board Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company
(Registrant)
March 10, 2009
By: /s/ Chao Liu
Chao Liu
Interim Chief Financial Officer

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